UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 7, 2014
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02    Departure of Directors or Certain Officers; Election or Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

(e)     At the 2014 annual general meeting of shareholders of Assured Guaranty Ltd. ("AGL") held on May 7, 2014, AGL's shareholders approved the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan, as amended through the Third Amendment (the “LTIP”), increasing the number of Common Shares reserved for delivery under the plan by 7,700,000 Common Shares, increasing the number of incentive stock options which may be granted under the plan, deleting the plan sub-limit on the number of Common Shares which can be issued in settlement of full value awards, and making certain other technical and clarifying changes. A more complete description of the LTIP is contained in AGL's proxy statement dated March 21, 2014 (the "2014 Proxy Statement"), as filed with the Securities and Exchange Commission, under the heading "Proposal No. 3: Approval of the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan as amended through the Third Amendment," which is hereby incorporated herein by reference. For the full text of the LTIP, see Exhibit 10.2 of AGL’s Form 10-Q for the quarter ended March 31, 2014, which is hereby incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

AGL convened its annual general meeting of shareholders on May 7, 2014 pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.	Election of directors
	1	Election of Francisco L. Borges:
		For	Withheld	Broker Non-Votes
		136,592,919	12,355,070	12,953,929
	2	Election of G. Lawrence Buhl:
		For	Withheld	Broker Non-Votes
		136,608,868	12,339,121	12,953,929
	3	Election of Stephen A. Cozen:
		For	Withheld	Broker Non-Votes
		147,256,616	1,691,373	12,953,929
	4	Election of Dominic J. Frederico:
		For	Withheld	Broker Non-Votes
		148,888,392	59,597	12,953,929
	5	Election of Bonnie L. Howard:
		For	Withheld	Broker Non-Votes
		148,296,347	651,642	12,953,929
	6	Election of Patrick W. Kenny:
		For	Withheld	Broker Non-Votes
		148,818,887	129,102	12,953,929
	7	Election of Simon W. Leathes:
		For	Withheld	Broker Non-Votes
		148,884,372	63,617	12,953,929

8	Election of Robin Monro-Davies:
For	Withheld	Broker Non-Votes
147,151,416	1,796,573	12,953,929
9	Election of Michael T. O’Kane:
For	Withheld	Broker Non-Votes
148,889,481	58,508	12,953,929
10	Election of Yukiko Omura:
For	Withheld	Broker Non-Votes
148,474,738	473,251	12,953,929
11	Election of Wilbur L. Ross, Jr.:
For	Withheld	Broker Non-Votes
93,666,162	55,281,827	12,953,929

2.	Advisory Vote on Executive Compensation
For	Against	Abstain	Broker Non-Votes
90,556,655	56,887,591	1,503,743	12,953,929

3.	Approval of Long-Term Incentive Plan, as amended through the Third Amendment
For	Against	Abstain	Broker Non-Votes
132,478,883	14,977,830	1,491,276	12,953,929

4.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for year ending December 31, 2014
For	Against	Abstain
160,681,123	1,182,102	38,693

5.	Subsidiary Proposals
5.1	Authorizing the Company to vote for directors of its subsidiary, Assured Guaranty Re Ltd. (“AG Re”):
1	Election of Howard W. Albert:
For	Withheld	Broker Non-Votes
148,888,814	59,175	12,953,929
2	Election of Robert A. Bailenson:
For	Withheld	Broker Non-Votes
148,595,661	352,328	12,953,929
3	Election of Russell B. Brewer II:
For	Withheld	Broker Non-Votes
148,888,259	59,730	12,953,929
4	Election of Gary Burnet:
For	Withheld	Broker Non-Votes
148,888,814	59,175	12,953,929
5	Election of Stephen Donnarumma:
For	Withheld	Broker Non-Votes
148,889,481	58,508	12,953,929

	6	Election of Dominic J. Frederico:
		For	Withheld	Broker Non-Votes
		148,888,875	59,114	12,953,929
	7	Election of James M. Michener:
		For	Withheld	Broker Non-Votes
		148,888,925	59,064	12,953,929
	8	Election of Robert B. Mills:
		For	Withheld	Broker Non-Votes
		148,886,726	61,263	12,953,929

5.2	Authorizing the Company to vote for the appointment of PricewaterhouseCoopers LLP as AG Re’s independent auditors for the year ending December 31, 2014:
		For	Against	Abstain
		161,808,443	54,121	39,354

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel

DATE: May 12, 2014